MANAGED PORTFOLIO SERIES
Kensington Defender Fund
(the “Fund”)
Supplement dated March 7, 2024 to Fund’s Prospectus
dated May 30, 2023

Effectively immediately, the first sentence of the section entitled “Tax Status, Dividends and Distributions” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:
“The Fund intends to distribute substantially all its net investment income monthly and net capital gains annually. The monthly income distributions will be a set amount based on projected annual income of the Fund and as a result it is possible that shareholders will receive some return of capital from time to time.”

This Supplement should be retained with your
Prospectus for future reference.